    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2002

                      REGISTRATION NOS. 33-90358 - 811-9000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/

                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 9

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                                 AMENDMENT NO. 9

                        (CHECK APPROPRIATE BOX OR BOXES)

                                 OAK VALUE TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                         3100 TOWER BOULEVARD, SUITE 700
                          DURHAM, NORTH CAROLINA 27707
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (919) 419-1900

                             GEORGE W. BRUMLEY, III
                       OAK VALUE CAPITAL MANAGEMENT, INC.
                         3100 TOWER BOULEVARD, SUITE 700
                          DURHAM, NORTH CAROLINA 27707
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                             PETER M. SULLIVAN, ESQ.
                            BISYS FUND SERVICES, INC.
                                 60 STATE STREET
                                   SUITE 1300
                                BOSTON, MA 02109

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


              / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
               /X / ON NOVEMBER 1, 2002 PURSUANT TO PARAGRAPH (b)
               / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)
            / / ON ______, 2002 PURSUANT TO PARAGRAPH (a) OF RULE 485

                                   PROSPECTUS
                                NOVEMBER 1, 2002



                             [OAK VALUE FUND LOGO]





                            PRIVACY POLICY ENCLOSED


                              www.oakvaluefund.com


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE OAK VALUE FUND                                             TABLE OF CONTENTS

                                  [GRAPHIC] RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------
CAREFULLY REVIEW THIS IMPORTANT               Risk/Return Summary              3
SECTION, WHICH SUMMARIZES THE                 Performance Bar Chart            5
FUND'S INVESTMENT STRATEGIES,                 Fees and Expenses                6
RISKS, PAST PERFORMANCE, AND
FEES.


                                  [GRAPHIC] INVESTMENT GOAL, STRATEGIES AND RISKS
--------------------------------------------------------------------------------
REVIEW THIS SECTION FOR MORE                  Main Investment Strategies       7
INFORMATION ON INVESTMENT                     Additional Risks of Investing
STRATEGIES AND THEIR RISKS.                      in The Fund                   9
                                              Other Information about The
                                                 Fund's Investment Techniques
                                                 and Policies                  9


                                  [GRAPHIC] PRIVACY POLICY                     10
--------------------------------------------------------------------------------
REVIEW THIS SECTION FOR INFORMATION
ON THE FUND'S PRIVACY POLICY.


                                  [GRAPHIC] FUND MANAGEMENT
--------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON            The Investment Adviser          11
THE PEOPLE AND ORGANIZATIONS WHO              Portfolio Managers              11
OVERSEE THE FUND.                             Commonly Asked Questions About
                                                 Oak Value                    12


                                  [GRAPHIC] SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON            Pricing of Fund Shares          13
HOW SHARES ARE VALUED, HOW TO                 Purchasing and Adding to Your
PURCHASE, SELL AND EXCHANGE SHARES,              Shares                       15
RELATED CHARGES AND PAYMENTS OF               Selling Your Shares             17
DIVIDENDS AND DISTRIBUTIONS.                  General Policies On Selling
                                                 Shares                       19
                                              Dividends, Distributions
                                                 and Taxes                    21


                                  [GRAPHIC] FINANCIAL HIGHLIGHTS               22
--------------------------------------------------------------------------------


                                  [GRAPHIC] BACK COVER
--------------------------------------------------------------------------------
                                              Where to Learn More about The Fund

                                                                          [ICON]

RISK/RETURN SUMMARY AND FUND EXPENSES

                                                             RISK/RETURN SUMMARY

                            THE FOLLOWING IS A SUMMARY OF CERTAIN KEY
                            INFORMATION ABOUT THE OAK VALUE FUND (THE "FUND"). THE RISK/RETURN SUMMARY AND FUND EXPENSES DESCRIBE THE FUND'S INVESTMENT GOAL, MAIN INVESTMENT STRATEGIES, MAIN INVESTMENT RISKS AND CERTAIN PERFORMANCE INFORMATION UNDER "RISK/RETURN SUMMARY" AND THE FUND'S EXPENSES UNDER "FEES AND EXPENSES."

INVESTMENT GOAL             To seek capital appreciation.

MAIN INVESTMENT STRATEGIES  The Fund invests primarily in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets. In selecting investments for the Fund, Oak Value Capital Management, Inc. ("Oak Value" or the "Adviser"), by performing fundamental research on individual companies, seeks to identify securities of companies whose intrinsic values are more than their market values. The Adviser considers several factors, including a company's competitive position in its industry, its earnings and cash flow, the value of a company's assets, the market prices of comparable businesses, and the quality of the company's management in assessing a company's intrinsic value. While the Fund's Adviser does not establish market capitalization targets for the portfolio, investors should expect the Fund to own small, medium and/or large capitalization stocks in the portfolio at any point in time. Once the Adviser has identified undervalued securities, the Fund will seek to hold them for the long-term and achieve long-term capital appreciation as the marketplace realizes the value of these companies over time.

MAIN INVESTMENT RISKS       The Fund may or may not achieve its goal. You could
                            lose money on your investment in the Fund.

                            Other risks are:

                            MARKET RISK--This is the risk that the value of the Fund's investments, and therefore, the Fund's share price, will fluctuate as the stock market fluctuates and that prices overall may decline over short or longer-term periods.

                                                                          [ICON]

                            SELECTION RISK--This risk is the possibility that the Adviser's investment strategies may not work as planned, that the intrinsic values of the securities selected may never be realized by the market and that the securities selected may underperform the market or other investments.

                            CAPITALIZATION RISK--To the extent the Fund invests in small-cap and mid-cap companies it may have capitalization risk. These companies' stocks may be more volatile than the overall market. In particular, these companies may have limited product lines, markets and financial resources and may be dependent on a relatively small management group. Their shares may trade less frequently and in limited volume, negatively affecting the share price and making them potentially more difficult to sell. For this reason, the Fund's returns may vary from the stock market generally.

WHO MAY WANT TO INVEST?     Consider investing in the Fund if you are:
                            - Interested in adding a value component
                              to your portfolio
                            - Willing to accept higher risks of investing in the
                              stock market
                            - Seeking a long-term investment goal such as
                              retirement, education, or wealth accumulation

                            This fund will not be appropriate for anyone:
                            - Seeking monthly income
                            - Pursuing a short term goal or investing emergency
                              reserves
                            - Seeking to avoid market fluctuation in share price

                            The Fund is not intended as a complete investment program.

                                                                          [ICON]

The chart and table on this page provide some indication of the risks of investing in the Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the past eight years on a before-tax basis to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's average annual returns on a before-tax basis and an after-tax basis for certain time periods compared to the returns of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART
YEAR-BY-YEAR TOTAL RETURNS
AS OF 12/31/01(1)

[BAR CHART]

1994      -1.54%
1995      28.89%
1996      28.99%
1997      37.70%
1998      18.93%
1999      -3.12%
2000      18.17%
2001      -0.47%

* For the period January 1, 2002 through September 30, 2002 the Fund's aggregate (non-annualized) total return was -27.08%.

Best quarter:      4th Qtr 1998         24.41%
Worst quarter:     3rd Qtr 1998        -18.64%

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

                                PERFORMANCE TABLE
                          AVERAGE ANNUAL TOTAL RETURNS
                  (for the periods ending December 31, 2001)(1)


                             PAST       PAST 5    SINCE INCEPTION
                             YEAR       YEARS     JANUARY 18, 1993
--------------------------------------------------------------------------------
  RETURN-BEFORE TAXES        -0.47%      13.29%        15.83%
--------------------------------------------------------------------------------
  RETURN-AFTER TAXES
  ON DISTRIBUTIONS           -0.65%      12.59%        14.79%
--------------------------------------------------------------------------------
  RETURN-AFTER TAXES
  ON DISTRIBUTIONS
  AND SALE OF SHARES         -0.11%      10.84%        13.15%
--------------------------------------------------------------------------------
  S&P 500 INDEX             -11.88%      10.70%        13.52%
--------------------------------------------------------------------------------

The table assumes shareholders redeem all their Fund shares at the end of the period indicated. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

---------------
(1) Both the chart and the table assume reinvestment of dividends and distributions.

                                                                          [ICON]

This table describes the fees and expenses that you may pay if you buy and hold Fund shares. The expenses shown are based on those incurred in the fiscal year ended June 30, 2002. Actual expenses may be more or less than those shown.

                                                               FEES AND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Advisory Fee                                                            0.90%
--------------------------------------------------------------------------------
12b-1 Fees                                                              None
--------------------------------------------------------------------------------
Other Expenses (including Administration Fee)                           0.34%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    1.24%
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

Use this example to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

-  $10,000 investment
-  5% annual return
-  Redemption at the end of each period
-  No changes in the Fund's operating expenses
-  Reinvestment of all dividends and distributions

Because this example is hypothetical and for comparison only, your actual costs may be different.

--------------------------------------------------------------------------------
       1           3            5           10
     YEAR        YEARS        YEARS        YEARS
     ----        -----        -----        -----
     $126        $393         $681         $1,500
--------------------------------------------------------------------------------

                                                                          [ICON]

INVESTMENT GOAL, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

VALUE INVESTING:

The VALUE PHILOSOPHY that the Adviser seeks to follow rests on the principle that the market is not always priced efficiently. VALUE INVESTING is predicated on the ability to find undervalued securities.

The Adviser views growth and value as two sides of the same coin. In this context, value investing is simply buying growth at a discount. The value side of the coin represents the price that an investor is willing to pay for a particular security. That price should be at a sufficient discount to provide a margin of safety and thereby have a high probability of capital preservation. The concept of a MARGIN OF SAFETY is pivotal to the successful implementation of value investing. The entire premise of value investing rests on the manager's ability to exercise judgment with discipline regarding the purchase price of a security. A margin of safety refers to the difference between the investor's calculation of intrinsic value and the price at which the security is trading in the market. There is a given margin of safety at one price level and a diminished margin of safety at a higher price level. In other words, as the price of a security approaches the investor's calculation of value, the margin of safety declines. Many managers can identify a good business, but the successful value manager can analyze the price at which that security falls into the purchase category. The concept of a margin of safety is applicable to the purchase of common stocks, preferred stock or fixed-income instruments.

The other side of the coin is the GROWTH ASPECT of that particular security. A company that possesses the potential to grow through business expansion over time represents the ability to buy a future stream of income that will be reflected in its future stock price. Paying a reasonable price, with a sufficient margin of safety, in an enterprise that can grow is essential to long-term value investing.

--------------------------------------------------------------------------------

INVESTMENT GOAL


The Fund seeks capital appreciation.


MAIN INVESTMENT STRATEGIES

The Fund's portfolio will be comprised primarily of common stocks, convertible preferred stocks and preferred stocks traded on domestic and foreign securities exchanges or on the over-the-counter markets. Securities selected are those securities that, in the opinion of the Adviser, are priced at a discount to intrinsic value.

The Adviser selects securities based upon the Adviser's view of the intrinsic value of the issuer and its equity securities relative to the market price. A few of the characteristics that may indicate unrecognized intrinsic value are that the shares sell at a:

- Substantial discount from a price at which the securities of comparable businesses have been sold in arms' length transactions between parties judged to be competent businesspersons;

- Substantial discount to the value of the business determined by cash flow analysis (discounted cash flow) and qualitative characteristics such as the company's position relative to its customers, suppliers, competitors and substitute products; or

- Substantial discount from asset value which is based on the sum of the company's parts including consideration of hidden assets, such as overfunded pension plans, understated value of inventories, appreciated real estate, brand names and franchises, less the present value of its liabilities.

Other factors considered desirable by the Adviser in selecting potential investments include:

- Indications of a shareholder-oriented management--The Adviser believes that if management has a vested ownership interest in the company's success, it is more likely that the interests of shareholders and management

                                                                          [ICON]

--------------------------------------------------------------------------------

BOTTOM-UP
INVESTMENT PROCESS:

FUNDAMENTAL RESEARCH is the foundation on which value investing rests. Most value proponents use a BOTTOM-UP APPROACH (focusing on specific companies rather than the overall market level or industry sectors) to find the companies meeting their criteria. The integrity of the analytical approach is important to the value investor because it provides demonstrated evidence of the value of a company relative to its current stock price. No matter how good the story or how great the management, the INTRINSIC value of a company lies solely with the present value of the future cash flow available after capital spending and taxes.

An important requirement for most value investors is that they understand the business they are trying to value. The preference for simple businesses, without undue complication and technological change, allows the investor to develop a complete understanding of the future prospects of the company. Since the value investor begins with the premise that the current market price is no indication of the true worth of a business, the value investor analyzes the company's reports and other public information to develop his own opinion of intrinsic value. THE PURCHASE DECISION RESTS ON THE ABILITY TO BUY THAT SECURITY WITH A GREAT ENOUGH MARGIN OF SAFETY TO ENSURE SAFETY OF PRINCIPAL AND AN ADEQUATE RETURN.

The second premise of the value investor is that the STOCK PRICES WILL FLUCTUATE OVER TIME BUT THAT, OVER THE LONG TERM, MARKET PRICE WILL MOVE TOWARDS INTRINSIC VALUE. The margin of safety should expand as the intrinsic value of the business increases. In a growing enterprise the investor is not forced to wait for a catalyst to unlock the hidden value (takeovers, mergers, liquidation, etc.). A GOOD BUSINESS WILL EXHIBIT STRONG CASH FLOW GENERATION, SIGNIFICANT BARRIERS TO COMPETITION, AND MODERATE OR LOW REQUIREMENTS FOR CAPITAL REINVESTMENT.

--------------------------------------------------------------------------------

     will coincide, and the company will therefore be managed for the benefit of all shareholders. Ownership of a substantial equity position could be evidence of a shareholder-oriented management;

- Evidence of financial strength--The most attractive companies have solid financial foundations, such as a consistent generation of free cash flow, a strong balance sheet, and a high return on capital;

- Cash flow generation--The company should exhibit a sufficient cash flow to fund its internal needs for capital replacement and expansion, without excessive need for debt or new equity offerings;

- Pricing flexibility--The company should have the ability to raise prices independent of competitive forces;

- Dominant position in the market--The company should exhibit an ability to control its own destiny;

- Franchise position--The company should have a strong market share, or significant niche in its market;

- Competitive barriers to entry--The company should be in an industry which does not allow easy competition, to ensure against wide swings in earnings as a result of unexpected competitors; and

- Reinvestment ability--The company has the ability to reinvest its earnings at a high rate of return.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Adviser believes that:

- The anticipated price appreciation has been achieved or is no longer probable;

-    Alternate investments offer superior total return prospects; or

-    A fundamental change has occurred in the company or its market.

                                                                          [ICON]

ADDITIONAL RISKS OF INVESTING IN THE FUND

FOREIGN INVESTMENT RISK--Although the Fund is not limited in the amount of foreign securities it may acquire, it is presently expected that the Fund will not invest in excess of 10% of its assets (measured at the time of purchase) in direct investments in foreign securities traded on foreign securities exchanges. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

OTHER INFORMATION ABOUT THE FUND'S INVESTMENT TECHNIQUES AND POLICIES

CHANGE IN POLICY--The Trustees may change any policy not specifically described as fundamental in this prospectus or in the Fund's Statement of Additional Information ("SAI") without a shareholder vote.

TEMPORARY DEFENSIVE POSITION--Although it is not anticipated to happen, the Fund is permitted for temporary defensive purposes in response to adverse market or other conditions, to make short-term investments, or hold substantial cash reserves. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

--------------------------------------------------------------------------------

     NOTICE OF PRIVACY POLICY   [LOGO]

     THIS PRIVACY POLICY APPLIES TO THE OAK VALUE FUND ("FUND" OR "WE"). THE FUND RECOGNIZES THE IMPORTANCE OF PROTECTING YOUR NONPUBLIC PERSONAL INFORMATION ("PERSONAL INFORMATION") AND IS COMMITTED TO MAINTAINING THE PRIVACY AND CONFIDENTIALITY OF THAT INFORMATION. WE MAY CHANGE THIS PRIVACY POLICY AT ANY TIME ON NOTICE TO YOU.

     WHAT TYPES OF PERSONAL INFORMATION DO WE COLLECT FROM YOU?

     WE MAY COLLECT PERSONAL INFORMATION ABOUT YOU FROM A VARIETY OF SOURCES. WHEN YOU SIGN UP FOR OUR E-MAIL LIST OR CONTACT US THROUGH THE FUND'S WEB SITE, WE WILL ASK YOU TO PROVIDE US WITH YOUR NAME, PHONE NUMBER AND E-MAIL ADDRESS. IN ADDITION, WE WILL REQUEST THAT YOU INDICATE WHETHER YOU ARE A CURRENT OR PROSPECTIVE SHAREHOLDER OF THE FUND. WHEN YOU REQUEST A NEW ACCOUNT KIT THROUGH THE FUND'S WEB SITE, WE WILL ALSO ASK YOU FOR YOUR MAILING ADDRESS. THIS PERSONAL INFORMATION WILL BE ADDED TO OUR MAILING LIST ENABLING YOU TO RECEIVE FUTURE PAPER AND/OR ELECTRONIC COMMUNICATIONS ABOUT THE FUND. IF YOU DO NOT WISH TO RECEIVE THESE COMMUNICATIONS, YOU WILL HAVE AN OPPORTUNITY TO DECLINE THIS OPTION ON THE REQUEST NEW ACCOUNT KIT FORM UNDER "SPECIAL REQUESTS." WE DO NOT USE "COOKIES" TO IDENTIFY OR TRACK USERS OF THE FUND'S WEB SITE.

     WE MAY COLLECT ADDITIONAL PERSONAL INFORMATION THAT WE RECEIVE FROM YOU SUCH AS INFORMATION PROVIDED ON APPLICATIONS, INFORMATION THAT YOU SUPPLY TO US DURING THE ACCOUNT OPENING PROCESS OR AFTER YOU BECOME A SHAREHOLDER AND ANY CORRESPONDENCE OR COMMUNICATIONS THAT YOU HAVE WITH THE FUND OR ITS SERVICE PROVIDERS. WE ALSO WILL HAVE ACCESS TO INFORMATION ABOUT YOUR ACCOUNT HISTORY, INCLUDING YOUR TRANSACTIONS AND ACCOUNT BALANCES.

     HOW DOES THE FUND USE THE PERSONAL INFORMATION THAT IT COLLECTS AND WITH WHOM DOES IT SHARE INFORMATION?

     THE FUND DOES NOT SELL PERSONAL INFORMATION THAT IS COLLECTED FROM CUSTOMERS. WE USE ALL OF THE PERSONAL INFORMATION THAT WE COLLECT (AS DESCRIBED ABOVE) TO PROVIDE YOU WITH THE PRODUCTS AND SERVICES THAT YOU REQUEST AND TO FULFILL LEGAL AND REGULATORY REQUIREMENTS. WE MAY SHARE YOUR PERSONAL INFORMATION WITH AFFILIATED AND UNAFFILIATED THIRD PARTIES THAT PROVIDE SERVICES TO, OR ON BEHALF OF, THE FUND, INCLUDING THIRD PARTIES THAT ASSIST US IN SERVICING YOUR ACCOUNT AND OFFERING AND PROVIDING VARIOUS PRODUCTS AND SERVICES TO YOU. THE FUND MAY, AMONG OTHER THINGS, DISCLOSE OR REPORT PERSONAL INFORMATION IN CERTAIN CIRCUMSTANCES WHERE WE BELIEVE DISCLOSURE IS REQUIRED UNDER LAW, TO COOPERATE WITH REGULATORS OR LAW ENFORCEMENT AUTHORITIES AND TO PROTECT OUR RIGHTS OR PROPERTY. WE ALSO MAY SHARE PERSONAL INFORMATION WITH YOUR DESIGNATED AGENT OR OTHER PARTIES THAT YOU AUTHORIZE. THE FUND DOES NOT DISCLOSE ANY PERSONAL INFORMATION ABOUT CUSTOMERS OR FORMER CUSTOMERS TO ANYONE, EXCEPT AS PERMITTED BY LAW.

     ALTHOUGH WE DO NOT CURRENTLY HAVE ANY ARRANGEMENTS IN PLACE, THE FUND RESERVES THE RIGHT TO DISCLOSE ALL OF THE PERSONAL INFORMATION THAT WE COLLECT (AS DESCRIBED ABOVE) TO OTHER FINANCIAL INSTITUTIONS WITH WHOM WE MAY, FROM TIME TO TIME, ESTABLISH JOINT MARKETING ARRANGEMENTS. ANY SUCH JOINT MARKETER WILL BE REQUIRED TO AGREE TO MAINTAIN THE CONFIDENTIALITY OF YOUR PERSONAL INFORMATION.

     NOTHING IN THIS PRIVACY POLICY IS INTENDED TO INTERFERE WITH THE ABILITY OF THE FUND TO TRANSFER ALL OR PART OF ITS BUSINESS AND/OR ASSETS TO AN AFFILIATED OR UNAFFILIATED THIRD PARTY AT ANY TIME, FOR ANY PURPOSE, WITHOUT ANY LIMITATION WHATSOEVER.

     HOW IS MY PERSONAL INFORMATION PROTECTED?

     WE WILL LIMIT ACCESS TO YOUR PERSONAL INFORMATION TO THOSE PERSONS THAT NEED THE INFORMATION TO SERVICE YOUR ACCOUNT OR TO OFFER AND PROVIDE PRODUCTS AND SERVICES TO YOU AND THE FUND. THE FUND MAINTAINS PHYSICAL, ELECTRONIC, AND PROCEDURAL SAFEGUARDS THAT COMPLY WITH FEDERAL STANDARDS TO GUARD YOUR PERSONAL INFORMATION.

     WHO SHOULD I CONTACT IF I WANT MORE INFORMATION ABOUT THIS PRIVACY POLICY?

     PLEASE LET US KNOW IF WE CAN ANSWER ANY QUESTIONS YOU MAY HAVE REGARDING OUR PRIVACY POLICY. YOU MAY CONTACT US VIA E-MAIL AT info@oakvalue.com OR BY TELEPHONE AT (800) 680-4199.

--------------------------------------------------------------------------------

                                                                          [ICON]

FUND MANAGEMENT

THE INVESTMENT ADVISER

Oak Value Capital Management, Inc., 3100 Tower Boulevard, Suite 700, Durham, North Carolina 27707 is the investment adviser for the Fund. George W. Brumley, III, Chairman and Chief Executive Officer of the Adviser and David R. Carr, Jr., Chief Investment Officer and President of the Adviser, are controlling persons of the Adviser. Mr. Brumley and Mr. Carr founded the predecessor firm to the Adviser in May 1986. Oak Value provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. For these advisory services during the fiscal year ended June 30, 2002, the Fund paid Oak Value a fee equal to .90% of the Fund's average net assets.

In addition to acting as Adviser to the Fund, Oak Value also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. Overall investment strategies are determined by Oak Value's Investment Committee. Oak Value's portfolio managers implement these strategies for specific portfolios based on the needs and requirements of each account.

PORTFOLIO MANAGERS

Mr. Brumley and Mr. Carr, as co-managers, are responsible for the day-to-day management of the Fund's portfolio and serve on the Investment Committee. They have acted in this capacity since the Fund's inception in 1993. Mr. Brumley received his Bachelor of Arts degree from Emory University and his Master of Business Administration from Duke University. Mr. Carr has a degree in Business Administration with a concentration in Accounting from the University of North Carolina in Chapel Hill, as well as a Juris Doctor degree from the Law School at the University of North Carolina in Chapel Hill. Mr. Brumley and Mr. Carr have studied and applied value investing techniques since the firm's inception and use the same value-oriented philosophy to manage the Fund as they use to manage the Adviser's other accounts.

The STATEMENT OF ADDITIONAL INFORMATION has more detailed information about the Adviser and other service providers.

                                                                          [ICON]

COMMONLY ASKED QUESTIONS ABOUT OAK VALUE

OAK VALUE IS A VALUE MANAGER USING A BOTTOM-UP INVESTMENT PROCESS. HOW DOES OAK VALUE DEFINE VALUE?

Oak Value's philosophy is strongly influenced by the teachings of Benjamin Graham and Warren Buffett. Half a century ago, Graham introduced the principles which have become the foundation for many successful value investors: (1) OWN EQUITIES; (2) VIEW THEM AS BUSINESSES; (3) ALWAYS REQUIRE A MARGIN OF SAFETY; AND (4) MAINTAIN THE APPROPRIATE PERSPECTIVE ON THE MARKET. These principles have maintained their validity, but their application has varied from one value investor to the next. Oak Value looks for companies that produce predictable, growing excess cash flow and that have managements which have demonstrated their ability to redeploy that capital for the long-term benefit of shareholders. Further, Oak Value believes that the market is not a perfect reflection of a company's value, but merely an auction clearinghouse subject to emotional swings by its participants. Oak Value defines this philosophy as investing in GOOD BUSINESSES WITH GOOD MANAGEMENT AT ATTRACTIVE PRICES.

HOW DOES OAK VALUE DETERMINE THE INTRINSIC VALUE OF A COMPANY?

Oak Value believes the true intrinsic value of a business is based on the present value of the future cash flows the company can generate. Oak Value's work is focused on fine tuning the inputs into its valuation equation. The first step is to determine whether a specific company is a business Oak Value would like to own based on the economics and competitive characteristics of the industry and the company's positioning within the industry. Further qualitative analysis is given to the company's position relative to its customers, suppliers, competitors and substitute products. This qualitative analysis serves a very important role in the determination of the inputs into the quantitative analysis. Oak Value's focus on this broader approach to research and analysis is driven by the belief that a business must be understood before it can be valued.

HOW IMPORTANT ARE COMPANY VISITS?

Because Oak Value views equities as businesses, not pieces of paper, company visits are critical to the investment process. Oak Value typically conducts meetings with the companies in which Oak Value has holdings as well as many of those companies' customers, suppliers and competitors. Oak Value believes the company meetings are crucial to the investment process and to the long-term performance of its clients' investments.

WHAT IS OAK VALUE'S SELL DISCIPLINE?

It is often just as difficult to sell a business as it is to buy a business. Oak Value typically sells businesses for one of three reasons:

-    A price target is met on a relative or absolute basis.

- Oak Value has identified a better opportunity with a greater margin of safety.

-    There is a change in the fundamentals of the business.

                                                                          [ICON]

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

--------------------------------------------------------------------------------

HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                       ----------------------------------

                                      NAV =
                           Total Assets - Liabilities
                           --------------------------
                                Number of Shares
                                   Outstanding

                       ----------------------------------

You can find the Fund's NAV daily in THE WALL STREET JOURNAL and other newspapers under:

OAK VALUE
Ticker Symbol:  OAKVX

--------------------------------------------------------------------------------

Per share net asset value ("NAV") for the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange ("NYSE"), normally at 4:00 p.m. Eastern time. Shares are not priced on days the NYSE is closed for trading (i.e., weekends and certain holidays).

Your order for purchase or sale of shares is priced at the next NAV calculated after it is received in good order by the Fund. This is what is known as the offering price.

The Fund's investments and other assets are valued daily at their current market value, unless market quotations are not available, in which case securities will be valued in good faith at fair value under procedures approved by the Fund's Trustees.

AUTOMATED TELEPHONE SERVICES:

The Fund Voice Response System (1-800-622-2474) is your hotline to account balance, performance and price information on your Fund Account. This 24-hour-a-day service is available through your touch-tone telephone. Shareholder Service Representatives are available to answer any questions between the hours of 8:00 a.m. - 9:00 p.m. Eastern Time.

WEBSITE--www.oakvaluefund.com

The Oak Value Fund website offers the following sections:

- About Oak Value--Learn more about Fund philosophy, history, and investment approach o Latest & Greatest--Recent publications and press on the Oak Value Fund

-    Facts--Performance, distribution information, fact sheets and more

-    How to Invest--Request or download a prospectus, applications, and reports

- E-mail List--When we release updated information (e.g., periodic shareholder communications, research pieces, factual information about the Fund, prospectus updates, etc.), we make that information available in hard copy form and simultaneously post it on our website. These notifications can be sent to you via e-mail by completing the form on the "Mailing List" section of the site.

                                                                          [ICON]

CONFIRMATIONS, STATEMENTS, AND SHAREHOLDER REPORTS

Each time you purchase or redeem shares, you will receive a confirmation of the transaction. At the end of the calendar quarter, you will receive a statement that will include complete information on activity in your account during that quarter. At the end of each year your statement will include detailed information on all transactions for that year. You should save the year-end statement for tax purposes. In addition, the Fund provides shareholder reports for the periods ending June 30 (audited) and December 31 (unaudited) in printed form to each shareholder. These reports are also available via the website (www.oakvaluefund.com). Interim quarterly manager commentary reports are also available upon request and are posted each quarter to the website.

You may receive e-mail notifications of these report postings as well as other publications (e.g., periodic shareholder communications, research pieces, factual information about the Fund, prospectus updates, etc.) by filling in the form on the "Mailing List" section of the Oak Value Fund website. Notifications of these postings do not replace the hard copy regulatory material that you will receive via U.S. postal mail.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Fund from your bank account. See page 17 for more information.

AUTOMATIC WITHDRAWAL PLAN

If you own $10,000 or more of a Fund's shares, you may redeem a fixed sum ($100 or more) from your account on a regular basis. Shares will be redeemed automatically at NAV to make the withdrawal payments. See page 19 for more information.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)

If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. Traditional IRA, Roth IRA, Coverdell IRA and SIMPLE IRA Plans are available to shareholders.

                                                                          [ICON]

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares directly from the Fund or through accounts with broker-dealers or other financial intermediaries. These intermediaries may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.** If you purchase shares through a broker-dealer or other financial intermediary, the intermediary may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

                                             MINIMUM INVESTMENT
                                             ------------------
ACCOUNT TYPE                               INITIAL*     SUBSEQUENT*
------------                               --------     -----------
Regular Account                            $2,500          $100
--------------------------------------------------------------------------------
Retirement Plan Account                    $1,000          $100
--------------------------------------------------------------------------------
Automatic Investment Plan                  $2,500          $100
--------------------------------------------------------------------------------

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party, credit card convenience or foreign checks are not accepted.

The Fund may waive its minimum purchase requirement and may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

The Fund does not permit market timing or other abusive trading practices. Excessive, short-term trading practices may disrupt portfolio management strategies, harm Fund performance and increase expenses. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject purchase orders from investors that have a history of abusive trading or whose trading, in the judgment of the Adviser, has been or may be disruptive to the Fund. If your purchase order is rejected, you will be responsible for any resulting loss or fees imposed by your financial institution.

* The minimum initial and subsequent amounts do not apply to accounts of the Trustees, officers, employees of the Fund or certain related parties.

** Certain broker-dealers and other financial intermediaries are authorized to accept purchase and redemption requests for Fund shares and may also designate other organizations to act in this capacity. Purchase and redemption requests are normally executed at the NAV next determined after the intermediary receives the request in good order. These broker-dealers and other financial intermediaries may charge you transaction fees on purchases of Fund shares and may impose other charges, restrictions or account options that differ from those applicable to shareholders who purchase shares directly from the Fund. These intermediaries may be the shareholders of record for your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the intermediaries carry out their obligations to their customers.

                                                                          [ICON]

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

If purchasing through a broker-dealer or other financial intermediary, ask your investment representative for purchase procedures. For all other purchases, follow the instructions below.

--------------------------------------------------------------------------------
BY MAIL                 Initial Investment:

                        1. Carefully read and complete the application.
                        Establishing your account privileges now saves you the inconvenience of having to add them later.
                        2. Make check, bank draft or money order payable to "The Oak Value Fund."
                        3. Mail to: The Oak Value Fund, P.O. Box 182287,
                        Columbus, OH 43218-2287

                        Subsequent Investment:

                        1. Use the investment slip attached to your account
                        statement, or, if unavailable,
                        2. Include the following information:
                        - The Oak Value Fund      - Account name
                        - Amount invested         - Account number
                          Include your account number on your check.
                        3. Mail to: The Oak Value Fund, P.O. Box 182287,
                        Columbus, OH 43218-2287
--------------------------------------------------------------------------------
BY OVERNIGHT SERVICE    See instructions 1-2 above for subsequent investments,
                        and send to: The Oak Value Fund, c/o BISYS Fund
                        Services, Attn: T.A. Operations, 3435 Stelzer Road,
                        Columbus, OH 43219.
--------------------------------------------------------------------------------
ELECTRONIC PURCHASES    Your financial institution must participate in the
                        Automated Clearing House (ACH) and must be a United
NOTE: YOUR FINANCIAL    States bank.
INSTITUTION MAY CHARGE
A FEE FOR THIS SERVICE. Select the electronic purchase option on your account application or call 1-800-622-2474. Your account can
                        generally be set up for electronic purchases within 10
                        business days.
--------------------------------------------------------------------------------
BY WIRE TRANSFER        For initial and subsequent investments:

NOTE: YOUR FINANCIAL    Call the Fund at 1-800-622-2474 to obtain the necessary
INSTITUTION MAY CHARGE  information to instruct your financial institution to
A WIRE TRANSFER FEE.    wire transfer your investment.
--------------------------------------------------------------------------------
ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within two or three days but may take up to eight business days to clear.
--------------------------------------------------------------------------------

                                                                          [ICON]

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Fund from your bank account. Automatic investments can be as little as $100, once you've invested the minimum initial amount required to open the account.

To invest regularly from your bank account:

- Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:
     -    Your bank name, address and account number and ABA routing number
     -    The amount you wish to invest automatically (minimum $100)
     - How often you want to invest (monthly, quarterly, semi-annually or annually)
-    Attach a voided personal check.

SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in good order by the Fund. We reserve the right to delay sending out your proceeds for up to seven days (this generally only applies to very large sales without notice, excessive trading, or during unusual market conditions).

--------------------------------------------------------------------------------
   WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
   As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
--------------------------------------------------------------------------------

                                                                          [ICON]


INSTRUCTIONS FOR SELLING SHARES

If selling your shares through a broker-dealer or other financial intermediary, ask your investment representative for redemption procedures. Your financial intermediary may have transaction minimums and/or transaction times, which will affect your redemption. For all other sales transactions, follow the instructions below.

The request must be received by the Fund before the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, to receive that day's NAV.

--------------------------------------------------------------------------------
BY TELEPHONE            Call 1-800-622-2474 with instructions on how you wish to
(UNLESS YOU HAVE        receive your funds (mail, wire, electronic transfer).
DECLINED TELEPHONE      (See "General Policies on Selling Shares--Verifying
SALES PRIVILEGES)       Telephone Redemptions" below)
--------------------------------------------------------------------------------
BY MAIL                 1. Call 1-800-622-2474 to request redemption forms
(See "General Policies     (if your account is an IRA or another form of
on Selling Shares--        retirement plan) or write a letter of instruction
Redemptions in Writing     indicating:
Required" below)
                           - Fund name, account number, social security number
                             and account registration
                           - amount you wish to redeem
                           - address where your check should be sent
                           - account owner(s) signature
                        2. Mail to:                   The Oak Value Fund
                                                      P.O. Box 182287
                                                      Columbus, OH 43218-2287
--------------------------------------------------------------------------------
BY OVERNIGHT SERVICE    See instruction 1 above,      The Oak Value Fund
(See "General Policies  and Send to:                  c/o BISYS Fund Services
on Selling Shares--                                   Attn: T.A. Operations
Redemptions in Writing                                3435 Stelzer Road
Required" below)                                      Columbus, OH 43219
--------------------------------------------------------------------------------
ELECTRONIC REDEMPTIONS  Your financial institution must participate in the
NOTE:YOUR FINANCIAL     Automated Clearing House (ACH) and must be a United
INSTITUTION MAY CHARGE  States bank.
A FEE FOR THIS SERVICE.
                        Call 1-800-622-2474 to request an electronic redemption.
                        If you call by 4 p.m. Eastern time, the NAV of your
                        shares will normally be determined on the same day.
--------------------------------------------------------------------------------
WIRE TRANSFER           Call 1-800-622-2474 to request a wire transfer. If you
(YOU MUST ELECT THIS    call by 4 p.m. Eastern time, your proceeds will normally
OPTION ON YOUR          be wired to your financial institution on the next
APPLICATION)            business day.
NOTE: YOUR FINANCIAL
INSTITUTION MAY CHARGE
A WIRE TRANSFER FEE.
--------------------------------------------------------------------------------

                                                                          [ICON]

AUTOMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100.

To activate this feature:

- Send a written request to Oak Value Fund, P.O. Box 182287, Columbus, OH 43218-2287, or call 1-800-622-2474.
-    Your account must have a value of $10,000 or more to start withdrawals.

GENERAL POLICIES ON SELLING SHARES

REDEMPTIONS IN WRITING REQUIRED

Each of the following situations requires that you request redemption in writing and provide a SIGNATURE GUARANTEE(1):

-    Redemptions over $50,000
- Your account address has changed via telephonic or faxed request within the last 10 business days
-    The check is not being mailed to the address on your account
-    The check is not being made payable to the owner(s) of the account
- The redemption proceeds are being transferred to another Fund account with a different registration
- The redemption proceeds are being wired to a bank account other than the account designated on your application.

---------------
(1) A signature guarantee is a certification of your signature. The Oak Value Fund requires that you include a signature guarantee with certain types of correspondence to us. This protects your account by ensuring that the signature on the instruction is authentic. Before signing a letter to us, take it to your local bank, broker-dealer, or credit union, or member of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). They will verify your identity, witness your signature, stamp the letter and sign their name and title. (Please note that this is different from a notary public's stamp.) Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to ensure that telephone redemptions are only made by authorized persons. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders which are not detected by the use of reasonable precautions.

                                                                          [ICON]

REDEMPTIONS WITHIN 10 BUSINESS DAYS OF INITIAL INVESTMENT

When you have made your initial or subsequent investments by check or ACH, proceeds of your redemption will be delayed until the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares via a federal funds wire.

REDEMPTION IN KIND

The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind," for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

CLOSING OR EXCHANGE OF SMALL ACCOUNTS

If your account falls below $1,000 as a result of redemptions, the Fund may ask you to increase your balance. If it is still below $1,000 two months after the request, the Fund may close your account and send you the proceeds.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date.

                                                                          [ICON]

DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income the Fund receives is paid out semi-annually, less expenses, to its shareholders as dividends. Any net capital gains for the Fund are distributed at least annually. There is no fixed dividend rate and there can be no assurance as to payment of any dividends or the realization of any gains.

You can choose from three distribution options:

-    Reinvest all distributions in additional Fund shares
- Receive dividends from net investment income in cash while reinvesting capital gains distributions in Fund shares
-    Receive all distributions in cash

All dividends and distributions will be automatically reinvested at net asset value unless you request otherwise.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

Distributions of net capital gains are generally taxable as long-term capital gains. Income dividends and distributions of short-term capital gains, if any, will be generally taxable as ordinary income. Taxes on capital gains by the Fund will vary with the length of time the Fund has held the security--NOT how long you have had your money invested in the Fund.

Dividends are taxable in the year in which they are declared, even if they appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

A redemption of your shares in the Fund is treated as a sale or exchange for tax purposes.

If you are investing in the Fund through a traditional IRA or other tax-deferred account, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
AVOID TAX WITHHOLDING

The Fund is required to withhold a percentage, at the applicable withholding rate, of taxable dividends and capital gains distributions paid to shareholders who have not provided the Fund with their Taxpayer Identification Number or who have not provided certain certifications to the IRS. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------

                                                                          [ICON]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended June 30, 2002, has been audited by Deloitte and Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. Information for the years ended June 30, 2001, 2000, 1999 and 1998 was audited by another auditor.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  YEAR       YEAR       YEAR       YEAR       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED
                                JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                  2002       2001       2000       1999       1998
                                --------   --------   --------   --------   --------
 Net asset value beginning
  of year                       $  30.74   $  25.13   $  27.96   $  27.04   $  20.63
                                --------   --------   --------   --------   --------
 Income from investment
  operations:
 Net investment income (loss)      (0.10)     (0.03)      0.11       0.07       0.05
 Net realized and unrealized
  gains (losses) on
  investments                      (5.05)      5.88      (1.48)      1.76       6.98
                                --------   --------   --------   --------   --------
 Total from investment
  operations                       (5.15)      5.85      (1.37)      1.83       7.03
                                --------   --------   --------   --------   --------
 Less distributions:
 From net investment income           --         --      (0.11)     (0.07)     (0.05)
 From net realized gains
  from security transactions       (0.67)     (0.24)     (1.30)     (0.81)     (0.44)
 In excess of net realized
  gains                               --         --      (0.05)     (0.03)     (0.13)
                                --------   --------   --------   --------   --------
 Total distributions               (0.67)     (0.24)     (1.46)     (0.91)     (0.62)
                                ========   ========   ========   ========   ========
 Net asset value at end of
  year                          $  24.92   $  30.74   $  25.13   $  27.96   $  27.04
                                ========   ========   ========   ========   ========
 Total return                     (16.81)%    23.32%     (7.91)%     6.80%     34.56%
                                ========   ========   ========   ========   ========
 Net assets at end of
  year (000's)                  $279,736   $346,405   $280,833   $624,773   $433,903
                                ========   ========   ========   ========   ========
 Ratio of expenses to
  average net assets(a)             1.23%      1.22%      1.13%      1.10%      1.22%
 Ratio of net investment
  income (loss) to average
  net assets                       (0.36)%    (0.12)%     0.28%      0.27%      0.41%
 Portfolio turnover rate              63%        52%        22%        38%        15%

---------------

(a) Absent the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.24%, 1.23% and 1.14% for the years ended June 30, 2002, June 30, 2001 and June 30, 2000, respectively.

FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE OAK VALUE FUND BY CONTACTING A PARTICIPATING FINANCIAL INSTITUTION THAT SELLS THE FUND, OR BY
CONTACTING:

                               THE OAK VALUE FUND
                                 P.O. BOX 182287
                            COLUMBUS, OHIO 43218-2287
         TELEPHONE: 1-800-622-2474 (8:00 A.M. - 9:00 P.M. EASTERN TIME)
                           http://www.oakvaluefund.com

--------------------------------------------------------------------------------

You can review and copy the Fund's Annual and Semi-Annual Reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by calling 1-202-942-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.
- Free from the EDGAR database on the Commission's Website at http://www.sec.gov.

(Investment Company Act file no. 811-9000)

OAK VALUE TRUST

(FORMERLY THE TUSCARORA INVESTMENT TRUST)
OAK VALUE FUND

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
University Tower
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

BOARD OF TRUSTEES
George W. Brumley, III
C. Russell Bryan

John M. Day

Joseph T. Jordan, Jr.

Charles T. Manatt, Esq.
Matthew F. Sauer








                                     ----------------------------------
TICKER SYMBOL: OAKVX                 QUESTIONS?
                                     CALL 1-800-622-2474
NO SALES CHARGES                     (8:00 A.M. - 9:00 P.M. EASTERN TIME)
NO REDEMPTION FEES                   OR CONTACT YOUR INVESTMENT
NO 12b-1 FEES                        REPRESENTATIVE.
                                     ----------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OAK VALUE FUND

                                November 1, 2002

                                   A series of
                                 OAK VALUE TRUST
                    (formerly The Tuscarora Investment Trust)
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                            Telephone 1-800-622-2474

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES                                                          2
INVESTMENT LIMITATIONS                                                         6
TRUSTEES AND OFFICERS                                                          8
CODE OF ETHICS                                                                12
INVESTMENT ADVISER                                                            13
ADMINISTRATOR                                                                 13
TRANSFER AGENT AND FUND ACCOUNTING SERVICES                                   14
OTHER SERVICE PROVIDERS                                                       15
OTHER FUND COSTS                                                              15
PORTFOLIO TRANSACTIONS AND BROKERAGE                                          16
SPECIAL SHAREHOLDER SERVICES                                                  17
PURCHASE OF SHARES                                                            19
REDEMPTION OF SHARES                                                          19
NET ASSET VALUE DETERMINATION                                                 20
ADDITIONAL TAX INFORMATION                                                    20
GENERAL INFORMATION ABOUT THE TRUST                                           21
CALCULATION OF PERFORMANCE DATA                                               22
FINANCIAL STATEMENTS AND REPORTS                                              26
DESCRIPTION OF BOND RATINGS (APPENDIX A)                                      27

         This Statement of Additional Information ("SAI") is not a prospectus and should only be read in conjunction with the Prospectus of the Oak Value Fund (the "Fund") dated November 1, 2002. The Financial Statements included in the Fund's Annual Report dated June 30, 2002 are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained at no charge by contacting the Fund at the address shown above or calling 1-800-622-2474.

                              INVESTMENT STRATEGIES

         The Fund is a no-load, diversified series of Oak Value Trust (formerly The Tuscarora Investment Trust), a registered open-end management investment company commonly known as a "mutual fund." The Fund's investment objective is to seek capital appreciation, and this objective cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. The investment objective and policies of the Fund are further described in the Prospectus. The following discussion supplements that found in the Prospectus and contains more detailed information about certain instruments in which the Fund may invest and a summary of related risks. Certain capitalized terms used in this SAI are defined in the Prospectus.

ADDITIONAL PERMITTED INVESTMENTS

         DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments and money market fund shares may be purchased for temporary defensive purposes, in an amount up to 100% of the Fund's assets (provided that the investment in money market fund shares does not exceed the limits prescribed by the Investment Company Act of 1940, as amended ("1940 Act")), when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. In addition, money market instruments and money market fund shares will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities (defined below) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

         BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers'Acceptance, therefore, carries the full faith and credit of such bank.

         A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more.

         COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment.

         The Fund may invest in MONEY MARKET FUND SHARES within the limits prescribed by the 1940 Act. As a shareholder of a money market fund, the Fund will bear its pro rata portion of the expenses of such money market fund, including advisory fees. These expenses will be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund.

         REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

         The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. The Fund's custodian will hold all Repurchase Securities either directly or through a securities depository.

         U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Financing Corporation, and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

         FOREIGN SECURITIES. The Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. The Fund may invest in foreign issuers directly or through the purchase of AMERICAN DEPOSITORY RECEIPTS ("ADRS").

         ADRS, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

         ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

         FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

         SHORT SALES "AGAINST THE BOX." The Fund may sell securities short "against the box." Selling securities short involves selling securities the seller (e.g., the Fund) has borrowed in anticipation of a decline in the market price of such securities. A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

         WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities are approaching the Adviser's growth and price expectations, covered call options (calls) may be written (sold) against such securities in a disciplined approach to selling portfolio securities.

         If the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.

         The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of the Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

         Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

         WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33-1/3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its borrowings are outstanding.

                             INVESTMENT LIMITATIONS

         The Fund has adopted the following investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of: (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

         (1) Purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer;

         (2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to this limitation);

         (3) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure
                  (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

         (4) Invest for the purpose of exercising control or management of another issuer;

         (5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

         (6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

         (7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

         (8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

         (9) Participate on a joint or joint and several basis in any trading account in securities;

         (10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

         (11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

         (12) Write, purchase or sell commodities, commodities contracts, futures contracts or related options; or

         (13) Invest more than 5% of the value of its net assets in warrants, valued at the lower of cost or market; included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

         Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 3, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

                              TRUSTEES AND OFFICERS

BOARD RESPONSIBILITIES. Under the laws of the Commonwealth of Massachusetts, the management and affairs of the Trust are supervised by the Trustees. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested Trustees, as well as its executive officers.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                  TERM OF                                      PORTFOLIOS           OTHER
                            POSITION(S)        OFFICE; TERM                                      IN FUND        DIRECTORSHIPS(1)
                             HELD WITH           SERVED IN       PRINCIPAL OCCUPATION(S)         COMPLEX           HELD BY
 NAME, ADDRESS, AND AGE        TRUST               OFFICE          DURING PAST 5 YEARS          OVERSEEN           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
George W. Brumley, III*     Trustee and        Indefinite;       For more than the past             1                None
3100 Tower Blvd.            President          Since:            five years, Mr. Brumley
Suite. 700                                     May 1995          has been Chairman, CEO,
Durham, NC 27707                                                 Director, Treasurer and
Age: 42                                                          Portfolio Manager with
Date of Birth: 06/23/60                                          Oak Value Capital
                                                                 Management, Inc.


Matthew F. Sauer*           Trustee and        Indefinite;       For more than the past five        1                None
3100 Tower Blvd.            Vice President     Since:            years, Mr. Sauer has been
Suite 700                                      February 2002     Senior Vice President,
Durham, NC 27707                                                 Director of Research and
Age: 41                                                          Portfolio Manager with Oak
Date of Birth: 10/20/61                                          Value Capital Management,
                                                                 Inc.

Elba Vasquez                Vice President     Indefinite;       Vice President of BISYS            1                 None
90 Park Avenue                                 Since:            Fund Services, Inc.;
10th Floor                                     February 2002     prior to April 2001,
New York, NY 10016                                               Client Services Manager
Age: 40                                                          with Funds Distributor,
Date of Birth: 12/14/61                                          Inc., Marketing
                                                                 Coordinator of Fund
                                                                 Services and Financial
                                                                 Officer in Sales and
                                                                 Marketing with U.S. Trust
                                                                 Company of New York.

Nadeem Yousaf               Treasurer          Indefinite;       Vice President of BISYS            1                 None
3435 Stelzer Road                              Since:            Fund Services, Inc.;
Columbus, OH 43219                             November 1999     prior to August 1999,
Age: 33                                                          Director of Canadian
Date of Birth: 01/26/69                                          Operations with Investors
                                                                 Bank & Trust.

Peter M. Sullivan           Secretary          Indefinite;       Counsel, BISYS Fund                1                 None
60 State Street                                Since:            Services, Inc.; prior to
Suite 1300                                     February 2002     November 2001, Attorney
Boston, MA 02109                                                 with Goodwin Procter LLP,
Age: 34                                                          Associate Product Manager
Date of Birth:  03/05/68                                         with Fidelity Management
                                                                 & Research Corp.

* Messrs. Brumley and Sauer may each be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.

(1) Represents directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                 TERM OF                                        PORTFOLIOS             OTHER
                            POSITION(S)        OFFICE; TERM             PRINCIPAL                 IN FUND          DIRECTORSHIPS(1)
                             HELD WITH           SERVED IN            OCCUPATION(S)               COMPLEX             HELD BY
NAME, ADDRESS, AND AGE         TRUST               OFFICE          DURING PAST 5 YEARS           OVERSEEN             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
C. Russell Bryan            Trustee            Indefinite;       Director of Brookwood               1                  None
112 Tryon Plaza                                Since:            Associates, Inc. (an
Suite 1500                                     May 1995          investment banking firm);
Charlotte, NC 28284                                              prior to April 1999,
Age: 42                                                          Principal with NationsBanc
Date of Birth:06/13/60                                           Montgomery Securities, Inc.
                                                                 (an investment banking firm).

John M. Day                 Trustee            Indefinite;       For more than the past              1                  None
5151 Glenwood Ave.                             Since:            five years, Mr. Day has
Raleigh, NC 27612                              May 1995          been Managing Partner of
Age: 48                                                          Maynard Capital Partners
Date of Birth: 04/28/54                                          (an investment firm).

Joseph T. Jordan, Jr.       Trustee            Indefinite;       For more than the past              1                  None
1816 Front Street                              Since:            five years, Mr. Jordan
Suite 320                                      May 1995          has served as the
Durham, NC 27705                                                 President of Practice
Age: 56                                                          Management Services, Inc.
Date of Birth: 04/17/46                                          (a medical practice
                                                                 management firm).

Charles T. Manatt, Esq.     Trustee            Indefinite;       Founder of Manatt, Phelps           1                  None
1501 M Street, NW                              Since:            & Phillips, L.L.P. (a law
Suite 700                                      February 2002     firm); from 1999 to 2001,
Washington, DC                                                   U.S. Ambassador to the
20005-1700                                                       Dominican Republic.
Age: 66
Date of Birth: 06/9/36

(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

         Messrs. Bryan, Day, Jordan and Manatt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. The Trustees have not appointed a compensation committee or a nominating committee. The Audit Committee meets periodically, as necessary, and met 2 times during the most recently completed fiscal year.

          OWNERSHIP OF SHARES OF OAK VALUE FUND AS OF DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------
               (1)                               (2)                                           (3)
---------------------------------------------------------------------------------------------------------------------
  NAME OF TRUSTEE                 DOLLAR RANGE OF EQUITY SECURITIES              AGGREGATE DOLLAR RANGE OF EQUITY
     OR OFFICER                       AND/OR SHARES IN THE FUND                   SECURITIES AND/OR SHARES IN ALL
                                                                                 REGISTERED INVESTMENT COMPANIES
                                                                                 OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                                     INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                             $10,001-$50,000                            $10,001-$50,000

John M. Day                                   Over $100,000                              Over $100,000

Joseph T. Jordan, Jr.                         Over $100,000                              Over $100,000

Charles T. Manatt, Esq.                       Over $100,000                              Over $100,000

George W. Brumley, III                        Over $100,000                              Over $100,000

Matthew F. Sauer.                             Over $100,000                              Over $100,000

OWNERSHIP IN THE FUND'S INVESTMENT ADVISER(1), SUBADVISER(2) OR DISTRIBUTOR(3) BY TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUND AS OF DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------
             (1)                 (2)            (3)              (4)                (5)                  (6)
---------------------------------------------------------------------------------------------------------------------
   NAME OF TRUSTEE             NAME OF        NAME OF     TITLE OF CLASS OF      VALUE OF         PERCENT OF CLASS
                             OWNERS AND       COMPANY         SECURITY          SECURITIES
                            RELATIONSHIPS
                             TO TRUSTEE
---------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                 N/A            N/A               N/A               None                   N/A

John M. Day                      N/A            N/A               N/A               None                   N/A

Joseph T. Jordan, Jr.            N/A            N/A               N/A               None                   N/A

Charles T. Manatt, Esq.          N/A            N/A               N/A               None                   N/A

(1)      Oak Value Capital Management, Inc.

(2)      Not applicable.

(3)      Not applicable.

RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT BY THE BOARD OF TRUSTEES

         As discussed in the section of this SAI entitled "Investment Adviser" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

         Before this year's meeting, held on May 14, 2002, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

         At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

         Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and
(c) agreed to renew the investment advisory agreement for another year.

BOARD COMPENSATION. Trustees of the Trust who are not trustees, officers or employees of Oak Value Capital Management, Inc. (the "Adviser") or the Administrator receive from the Trust an annual retainer of $12,000 and a fee of $2,500 for each Board of Trustees meeting of the Trust attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are trustees, officers or employees of the Adviser or the Administrator do not receive compensation from the Trust. The table below sets forth the compensation received by each Independent Trustee from the Trust for the fiscal year ended June 30, 2002.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           TOTAL
                                                                                                                        COMPENSATION
                                                                 PENSION OR                                               PAID FROM
                                                                 RETIREMENT                                               FUND AND
                                     AGGREGATE                BENEFITS ACCRUED                ESTIMATED                     FUND
                                   COMPENSATION                 AS A PART OF               ANNUAL BENEFITS               COMPLEX TO
   NAME OF TRUSTEE                   FROM FUND                 FUND EXPENSES               UPON RETIREMENT                TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                      $22,000                       -0-                          -0-                     $22,000

John M. Day                           $22,000                       -0-                          -0-                     $22,000

Joseph T. Jordan, Jr.                 $22,000                       -0-                          -0-                     $22,000

Charles T. Manatt, Esq.               $11,000                       -0-                          -0-                     $11,000

         PRINCIPAL HOLDERS OF VOTING SECURITIES. As of October 1, 2002, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund.

                                 CODE OF ETHICS

         The Adviser and the Trust have each adopted a Code of Ethics ("Code") pursuant to Rule 17j-1 under the 1940 Act. Each Code applies to the personal investing activities of the trustees, directors, officers and certain employees ("access persons") of the Adviser or the Trust, as applicable. Rule 17j-1 and each Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Each Code permits access persons to engage in personal securities transactions and otherwise invest in securities, including securities that may be purchased or held by the Fund. Access persons are generally required to obtain approval before engaging in personal securities transactions and to report their personal securities transactions for monitoring purposes. Each Code is on file with the Securities and Exchange Commission ("SEC"), and is available to the public.

                               INVESTMENT ADVISER

         Oak Value Capital Management, Inc. (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is dated May 23, 1995 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

         Compensation of the Adviser is at the annual rate of .90% of the Fund's average daily net assets. For the fiscal years ended June 30, 2002, 2001, and 2000, the Fund paid the Adviser advisory fees of $2,797,806, $2,765,899, and $3,607,979, respectively.

         The Adviser, organized as a North Carolina corporation in 1992, is controlled by its controlling shareholders, George W. Brumley, III and David R. Carr, Jr. Messrs. Brumley and Carr may be deemed to be affiliates of the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as Adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

         The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described in this SAI and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.

         The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

                                  ADMINISTRATOR

         BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as Administrator to the Fund pursuant to an administration agreement dated August 23, 1999 (the "Administration Agreement"). The Administration Agreement continues in effect until November 13, 2002, and is renewed automatically thereafter, unless terminated, for successive one-year terms. This Agreement may be terminated at any time without penalty under terms set forth in the Administration Agreement. The Administration Agreement contains provisions limiting the liability of BISYS Ohio and requiring its indemnification by the Fund. Pursuant to the Administration Agreement, BISYS Ohio provides the Fund with general office facilities and supervises the overall administration of the Fund, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BISYS Ohio provides persons (including directors, officers or other employees of BISYS Ohio or its affiliates) satisfactory to the Board of Trustees to serve as officers of the Fund. BISYS Ohio is a wholly-owned indirect subsidiary of The BISYS Group, Inc., which is headquartered in New York, New York, and through its subsidiaries provides a comprehensive array of products and services to financial institutions and corporate clients including: mutual fund distribution and administration, retirement plan services, insurance distribution and support services and image and data processing outsourcing.

         Pursuant to the Administration Agreement, the Fund pays BISYS Ohio an annual fee, computed daily and paid monthly, at the following annualized rates:

         .041% of the Trust's average daily net assets up to $500 million;
         .03% of the Trust's average daily net assets in excess of $500 million up to $1 billion; and
         .015% of the Trust's average daily net assets in excess of $1 billion.

         For the fiscal year ended June 30, 2002, BISYS Ohio received from the Fund accounting and pricing fees of $64,739 and administrative fees of $127,457. For the fiscal year ended June 30, 2001, BISYS Ohio received from the Fund accounting and pricing fees of $65,396 and administrative fees of $126,004. For the period of November 22, 1999 to June 30, 2000, BISYS Ohio received from the Fund, accounting and pricing fees of $40,789 and administrative fees of $81,089. For the period July 1, 1999 to November 21, 1999, Countrywide Fund Services, Inc. ("Countrywide"), the Fund's previous administrator, received from the Fund, accounting and pricing fees of $25,795 and administrative fees of $173,238.

                   TRANSFER AGENT AND FUND ACCOUNTING SERVICES

         BISYS Ohio also provides certain accounting services pursuant to a Fund Accounting Agreement dated August 23, 1999 (the "Fund Accounting Agreement"). The Fund Accounting Agreement continues in effect until November 13, 2002 and is renewed automatically, unless terminated, for successive one-year terms. The Agreement's provisions for termination, limitation of liability and indemnification are similar to those of the Fund's Administration Agreement. Under the Fund Accounting Agreement, BISYS Ohio maintains all Fund books and records required under Rule 31a-1 of the 1940 Act, performs daily accounting services and satisfies additional Fund reporting and record keeping requirements.

         Pursuant to the Fund Accounting Agreement, the Fund pays BISYS Ohio an annual fee, computed daily and paid monthly, at the following annualized rates:

         .02% of the Trust's average daily net assets up to $500 million;
         .015% of the Trust's average daily net assets in excess of $500 million up to $1 billion; and
         .01% of the Trust's average daily net assets in excess of $1 billion.

         Fund accounting fees paid to BISYS Ohio and Countrywide for the past three years are disclosed above in the "Administrator" section.

         BISYS Ohio also serves as transfer agent and dividend disbursing agent for the Fund pursuant to a separate agreement.

                             OTHER SERVICE PROVIDERS

         The firm of Deloitte and Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402-1788, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation.

         The Custodian of the Fund's assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

         Morgan, Lewis & Bockius LLP passes upon certain legal matters in connection with shares offered by the Trust and also acts as Counsel to the Trust.

                                OTHER FUND COSTS

         The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

         The Fund and the Adviser have arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Adviser, not the Fund, compensates these organizations for their services based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

         The Fund's fixed-income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Fund's common stock portfolio transactions will normally be exchange traded and will be affected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

         During the fiscal years ended June 30, 2002, 2001, and 2000, the total amount of brokerage commissions paid by the Fund was $659,075, $397,772 and $513,642, respectively.

         In managing the Fund, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable price and execution. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. In addition, Section 28(e) of the Securities Exchange Act of 1934 permits the Adviser to cause the Fund to pay commission rates in excess of those another dealer or broker would have charged for effecting the same transaction, if the Adviser determines, in good faith, that the commission paid is reasonable in relation to the value of brokerage and research services provided. While the Adviser currently does not intend to pay higher commissions to dealers and brokers who supply it with brokerage and research services, in the event such higher payments would be made or are deemed to have been made, such higher payments would be in accordance with Section 28(e).

         A portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of other clients that it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended June 30, 2002, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $99,017,190.80 and $156,618.90, respectively.

         ORDER AGGREGATION AND ALLOCATION POLICY AND PROCEDURES (THE "AGGREGATION PROCEDURES"). The Adviser has adopted procedures that allow generally for the Adviser to aggregate or "bunch" orders for the purchase or sale of the same security for the accounts of two or more clients (including the Fund) at the same time. The Adviser may bunch orders when it deems it to be appropriate and in the best interest of its clients. The Aggregation Procedures allow the Adviser to seek more favorable executions and/or net prices for aggregated orders. To the extent permitted by, and consistent with, the Aggregation Procedures and applicable SEC guidance, the Adviser also may include orders for accounts of the Adviser's employees in bunched orders. The Adviser will not bunch orders for clients whose investment management agreement with the Adviser would prohibit such aggregation. When a bunched order is filled in its entirety, each client that participates in the order will receive the average price for all of the transactions on the same business day, and commissions or other transaction costs will be shared on a PRO RATA basis. When a bunched order is partially filled, the securities actually purchased or sold by the close of each business day will be allocated, subject to certain exceptions, in a manner that is consistent with the initial pre-allocation or other written statement and that does not consistently advantage or disadvantage particular clients or groups of client accounts, as determined by the Adviser from time to time.

                          SPECIAL SHAREHOLDER SERVICES

         As noted in the Prospectus, the Fund offers the following shareholder services:

         REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the shareholder's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

         AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly, quarterly, semi-annual or annual investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum, once you have invested the minimum initial amount required to open an account) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

         AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified on the Account Application). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH")
transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund at 1-800-622-2474. Payment may also be made by check made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redemptions In Writing Required" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such automatic withdrawals may deplete or use up entirely their initial investment. In addition, automatic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-622-2474, or by writing to:

                               The Oak Value Fund
                              Shareholder Services
                                 P.O. Box 182287
                              Columbus, Ohio 43219

         REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act, wherein the Fund has committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

         TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Redemptions in Writing Required"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

                               PURCHASE OF SHARES

         The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

         The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

         EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, the minimum initial investment requirement does not apply to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

         The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the SEC,
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

         No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION

         Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily.

         Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed-income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed-income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Fund are valued at the then current market quotation, using the ask price, as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                           ADDITIONAL TAX INFORMATION

         TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities and certain other income. In addition, the Fund intends to satisfy certain quarterly diversification requirements under Subchapter M of the Code with respect to its holdings.

         While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes. If the Fund fails to qualify as a RIC for any year, all if its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders. The board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

         TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Avoid Tax Withholding" in the Prospectus.

         Corporate shareholders are expected to be eligible for the dividends received deduction with respect to dividends received from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

         SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event.

         Shareholders should consult their tax advisors regarding the state, local and foreign tax consequences resulting from the ownership of shares in the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

         The Declaration of Trust of Oak Value Trust currently provides for the issuance of shares of the Fund as the sole series of the Trust. The Trustees are permitted to create additional series, or funds, at any time. The Trust was organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust. Shares of the Fund are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters that affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust.

         SHAREHOLDER RIGHTS. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

         FUND HISTORY. Prior to May 19, 1995, the Fund was a series of Albemarle Investment Trust.

         PRINCIPAL HOLDERS OF SECURITIES. As of October 1, 2002, the following were five percent or greater shareholders of the Fund:

---------------------------------------------------------------------------------------------------------------------
                                             SHARE BALANCE                             PERCENTAGE
---------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.                         4,183,210.632                              39.328%
101 Montgomery St.
San Francisco, CA  94104

NFSC                                         1,885,046.938                             17.722%
1 World Financial Center
New York, NY  10281

                         CALCULATION OF PERFORMANCE DATA

         CALCULATION OF TOTAL RETURN. The Fund may, from time to time, advertise certain total return and yield information.

         BEFORE-TAX PERFORMANCE. All pre-tax performance advertisements shall include average annual total return quotations. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or life if a Fund has been in operation less than one of the prescribed periods) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends, and distributions includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV.

         AFTER-TAX PERFORMANCE. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. The calculation of taxes assumes the highest individual marginal federal income tax rates currently in effect. The tax rates correspond to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gain distribution rate for short-term capital gain distributions, and long-term capital gain distribution rate for long-term capital gain distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase-outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

         The uniformly calculated average annual total return quotations for the Fund for the periods ended June 30, 2002 are as follows:

---------------------------------------------------------------------------------------------------------------------
                                            1 Year                        5 Year                 Life of Fund
---------------------------------------------------------------------------------------------------------------------
OAK VALUE FUND -                           -16.81%                        6.31%                     13.33%
Before Taxes

OAK VALUE FUND - After Taxes
on Distributions                           -17.24%                        5.67%                     12.31%

OAK VALUE FUND - After Taxes                -9.91%                        5.01%                     10.98%
on Distributions and Sale of
Shares

         NON-STANDARDIZED RETURN. In addition, the Fund may advertise other total return performance data ("Non-standardized Return"). Non-standardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Non-standardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The Non-standardized Returns of the Fund for each year and since inception, as compared to the performance of the S&P 500 Index for such periods, are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                 YEAR-TO-                                                                                                 SINCE
                   DATE     CALENDAR   CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR    2002    INCEPTION*
                 CALENDAR     1994       1995      1996      1997      1998      1999      2000      2001     (AS OF     (AS OF
                   1993*                                                                                     6/30/02)   6/30/02)
------------------------------------------------------------------------------------------------------------------------------------
Oak Value Fund    22.04%     -1.54%      28.89%    28.99%    37.70%    18.93%    -3.12%    18.17%   -0.47%   -12.51%    226.11%

S&P 500 Index     9.60%       1.32%      37.58%    22.96%    33.36%    28.58%    21.04%    -9.12%  -11.90%   -13.15%    170.10%

* Inception date of the Fund was January 18, 1993.

         COMPUTATION OF YIELD. From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[a-b/cd + 1)6 - 1]

         Where:
         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

         The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or published by one or more newspapers, newsletters or financial periodicals such as FORBES, MONEY, THE WALL STREET

JOURNAL, BUSINESS WEEK, BARRON'S AND FORTUNE. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

- LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

- MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

         Investors may use such indices and the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

         From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

         The Fund may also disclose from time to time information about IRAs and the benefits of IRAs, including the potential tax deduction and tax-deferred growth. The Fund may also provide examples of the accumulated amounts that would be available in an IRA with specified contributions over a specified amount of time with a specified annual return. For example, a $2,000 IRA contribution each year for 30 years earning a 10% average annual return would be worth approximately $360,000 at the end of 30 years. Such examples will be used for illustration purposes only and will not be indicative of past or future performance of the Fund.

FINANCIAL STATEMENTS AND REPORTS

         The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. The financial statements required to be included in this SAI are incorporated herein by reference to the Fund's Annual Report to Shareholders for the year ended June 30, 2002 (the "Annual Report"). A copy of the Annual Report will accompany the SAI whenever the SAI is requested by a shareholder or prospective investor.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS, THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                                                      APPENDIX A

DESCRIPTION OF BOND RATINGS

         The Fund will normally be invested in equities, although the percentage of its assets fully invested in equities may vary based on market and economic conditions. The Fund may invest a portion of its assets in fixed-income securities, including corporate debt securities and U.S. Government Securities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in money market instruments. When the Fund invests in money market instruments, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments or repurchase agreements as described in the Prospectus. When the Fund invests in fixed-income securities or money market instruments, it will limit itself to debt securities within the rating categories described below or, if unrated, of equivalent quality.

         The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

         The following summarizes the highest three ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds:

         Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. MIG-1 and V-MIG-1 are the highest ratings used by Moody's for short-term notes and variable rate demand obligations. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

         The following summarizes the highest three ratings used by Standard & Poor's Ratings Group ("S&P") for bonds:

         AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. The rating SP-1 is the highest rating assigned by S&P to short-term notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

DESCRIPTION OF FITCH, INC.'S RATINGS:

         The following summarizes the highest three ratings used by Fitch, Inc. ("Fitch") for bonds:

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relating standing within a rating category.

         The following summarizes the highest ratings used by Fitch for short-term notes, variable rate demand instruments and commercial paper:

         F-1+: Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

PART C.     OTHER INFORMATION

Item 23.    Exhibits

            (a) (1) Registrant's Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

            (a) (2) Registrant's Amendment to Agreement and Declaration of
                    Trust - filed herewith.

            (b) Registrant's Bylaws, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, are hereby incorporated by reference.

            (c)     None

            (d) Investment Advisory Agreement with Oak Value Capital Management, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

            (e)     None

            (f)     None

            (g) (1) Custody Agreement with U.S. Bank, N.A., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

            (g) (2) Custody Agreement with The Bank of New York, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

            (g) (3) Cash Management and Related Services Agreement with The
                    Bank of New York, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7, is hereby incorporated by reference.

            (g) (4) Custody Agreement with U.S. Bank, N.A. - filed herewith.

            (h) (1) Administration Agreement with Countrywide Fund Services,
                    Inc. which was filed as an Exhibit to Registrant's Post Effective Amendment No. 4, is hereby incorporated by reference.

            (h) (2) Transfer, Dividend Disbursing, Shareholder Service and
                    Plan Agency Agreement with Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3, is hereby incorporated by reference.

            (h) (3) Accounting Services Agreement with Countrywide Fund
                    Services, Inc. which was filed as an Exhibit to Registrant's Post Effective Amendment No. 4, is hereby incorporated by reference.

            (h) (4) License Agreement with Oak Value Capital Management,
                    Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

            (h) (5) Administration Agreement with BISYS Fund Services Ohio,
                    Inc., which was, filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

            (h) (6) Transfer Agency Agreement with BISYS Fund Services Ohio,
                    Inc. which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

            (h) (7) Fund Accounting Agreement with BISYS Fund Services Ohio,
                    Inc. which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

            (h) (8) Amendment to Administration Agreement with BISYS Fund
                    Services Ohio, Inc. - filed herewith.

            (h) (9) Amendment to Transfer Agency Agreement with BISYS Fund
                    Services Ohio, Inc. - filed herewith.

            (i) Opinion and Consent of Morgan, Lewis & Bockius- filed herewith.

            (j)     Consent of Deloitte & Touche LLP - filed herewith.

            (k)     None

            (l)     None

            (m)     None

            (n)     None

            (o) Power of Attorney, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7, is hereby incorporated by reference.

            (p) (1) Registrant's Code of Ethics, which was filed as an
                    Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

            (p) (2) Code of Ethics for Oak Value Capital Management, Inc.
                    which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

Item 24.    Persons Controlled by or Under Common Control with Registrant.

            None

Item 25.    Indemnification

Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of Officers and Trustees as follows:

            "Section 8.4 INDEMNIFICATION OF TRUSTEES AND OFFICERS. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person's heirs, executors, administrators or other legal representatives, as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct").

            A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling Conduct,
            (ii) dismissal of a court action or an administrative action against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder.

            "Section 8.5 COMPROMISE PAYMENT. As to any matter disposed of by a compromise payment by any Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (i) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            "Section 8.6 INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any Covered Person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its Adviser. Coverage under the policy will include losses by reason of any act, error, omission, and misstatement, misleading statement, neglect or breach of duty.

The Advisory Agreement with Oak Value Capital Management, Inc. (the "Adviser") provides for indemnification of the Adviser as follows:

            "Subject to the limitations set forth in this Section 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding; provided, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Section 8(b) and if
            (i) the Adviser shall have provided security for such undertaking,
            (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial- type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

            "As to any matter disposed of by a compromise payment by the Adviser referred to in this Section 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent he recovery from the Adviser of any amount paid to the adviser in accordance with either of such clauses as indemnification if the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

            "The right of indemnification provided by this Section 8(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Section 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person. "The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by the Section 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose."

Item 26. Business and Other Connections of the Investment Adviser

       (a) The Adviser was organized in 1992 and has assets under management in excess of $1 billion. In addition to providing investment advisory services to the Registrant, the Adviser provides investment advisory services to individual and institutional accounts.

       (b) The directors and officers of the Adviser set forth below have not engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years.

                George W. Brumley, III       Chairman,  Chief Executive Officer,
                                             Treasurer and Director of the
                                             Adviser since January 1992

                David R. Carr, Jr.           President, Director and Chief
                                             Investment Officer of the Adviser
                                             since January 1992

                Larry D. Coats, Jr.          Executive Vice President and
                                             Director, joined the Adviser in
                                             January 1994

                Matthew F. Sauer             Senior Vice-President, Director of
                                             Research and Director, joined the
                                             Adviser in December 1992

Item 27. Principal Underwriters

            Inapplicable

Item 28.  Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 3100 Tower Boulevard, Suite 700, Durham, North Carolina 27707, as well as at the office of the Registrant's administrator, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

Item 29.  Management Services Not Discussed in Parts A or B

            Inapplicable

Item 30.  Undertakings

       (a)  Inapplicable

       (b)  Inapplicable

       (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report to shareholders of Registrant upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus and State of Ohio on the 28th day of October, 2002.

                                     THE TUSCARORA INVESTMENT TRUST


                                      By: /s/ PETER M. SULLIVAN
                                          ---------------------------
                                          Peter M. Sullivan, Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ George W. Brumley, III*          President        October 28, 2002
---------------------------          and Trustee
George W. Brumley, III

/s/ C. Russell Bryan*                Trustee          October 28, 2002
---------------------------
C. Russell Bryan

/s/ John M. Day*                     Trustee          October 28, 2002
---------------------------
John M. Day

/s/ Joseph T. Jordan, Jr.*           Trustee          October 28, 2002
---------------------------
Joseph T. Jordan, Jr.

/s/ Charles T. Manatt*               Trustee          October 28, 2002
---------------------------
Charles T. Manatt

/s/ Matthew F. Sauer*                Vice President   October 28, 2002
---------------------------          and Trustee
Matthew F. Sauer



*By: /s/ NADEEM YOUSAF
         ------------------
         Nadeem Yousaf
         Attorney-in-Fact
         October 28, 2002

                                INDEX TO EXHIBITS

EXHIBIT       ITEM

23(a)(2)      Amendment to Agreement and Declaration of Trust

23(g)(4)      Custody Agreement with U.S. Bank, N.A.

23(h)(8)      Amendment to Administration Agreement with BISYS Fund Services
              Ohio, Inc.

23(h)(9) Amendment to Transfer Agency Agreement with BISYS Fund Services Ohio, Inc.

23(i)         Opinion and consent of Morgan, Lewis & Bockius LLP

23(j)         Consent of Deloitte & Touche LLP